FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Eve Young
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS THIRD QUARTER 2020 FINANCIAL RESULTS

Record Liggett Tobacco Operating Income and Continued Strong Revenues
Increased Douglas Elliman Real Estate Operating Income Driven by Higher Revenues and Continued Benefits of Cost Reductions

MIAMI, FL, November 4, 2020 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three and nine months ended September 30, 2020.

“Vector Group’s strong third quarter results reflect our long-term focus on creating stockholder value,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group Ltd. “We are pleased that both our tobacco and real estate segments reported significant increases in operating income in the quarter.”

“Our Liggett tobacco subsidiary reported record operating income and is well into the income growth phase of its strategy around Eagle 20’s,” Mr. Lorber continued. “Our Douglas Elliman real estate subsidiary realized significant benefits from increased sales in markets complementary to New York City, including the Hamptons, as well as in Palm Beach, Miami, Aspen and Los Angeles, and from the steps we took to reduce expenses during the second quarter.”

GAAP Financial Results

Third quarter 2020 revenues were $547.8 million, compared to revenues of $504.8 million in the third quarter of 2019. The Company recorded operating income of $95.9 million in the third quarter of 2020, compared to operating income of $66.7 million in the third quarter of 2019. Net income attributed to Vector Group Ltd. for the third quarter of 2020 was $38.1 million, or $0.25 per diluted common share, compared to net income of $36.0 million, or $0.23 per diluted common share, in the third quarter of 2019. Operating income and net income for the third quarter of 2020 included pre-tax restructuring charges of $0.3 million in the Company’s Real Estate segment.

For the nine months ended September 30, 2020, revenues were $1.448 billion, compared to revenues of $1.464 billion for the nine months ended September 30, 2019. The Company recorded operating income of $157.8 million for the nine months ended September 30, 2020, compared to operating income of $185.6 million for the nine months ended September 30, 2019. Net income attributed to Vector Group Ltd. for the nine months ended September 30, 2020 was $60.7 million, or $0.39 per diluted common share, compared to net income of $90.3 million, or $0.56 per diluted common share, for the nine months ended September 30, 2019. Operating income and net income for the nine months ended September 30, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.3 million in the Company’s Real Estate segment.

Non-GAAP Financial Measures

Non-GAAP financial measures include adjustments for litigation settlements and judgments, restructuring charges, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, stock-based compensation expense (for purposes of Adjusted EBITDA only), impairment charges of goodwill and intangible assets, net interest expense capitalized to real estate ventures, the derivative associated with the 2018 acquisition of 29.41% of Douglas Elliman Realty, LLC and non-cash interest expense associated with the Company’s convertible debt. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and nine months ended September 30, 2020 and 2019 are included in Tables 2 through 7.
Three months ended September 30, 2020 compared to the Three months ended September 30, 2019
Third quarter of 2020 Adjusted EBITDA attributed to Vector Group (as described in Table 2 attached hereto) were $103.3 million, compared to $73.7 million for the third quarter of 2019.
Adjusted Net Income (as described in Table 3 attached hereto) was $38.3 million, or $0.25 per diluted share, for the third quarter of 2020, and $36.2 million or $0.23 per diluted share, for the third quarter of 2019.
Adjusted Operating Income (as described in Table 4 attached hereto) was $96.5 million for the third quarter of 2020, compared to $67.0 million for the third quarter of 2019.
Nine months ended September 30, 2020 compared to the nine months ended September 30, 2019
Adjusted EBITDA attributed to Vector Group Ltd. (as described in Table 2 attached hereto) were $240.0 million for the nine months ended September 30, 2020, compared to $206.9 million for the nine months ended September 30, 2019.
Adjusted Net Income (as described in Table 3 attached hereto) was $106.9 million, or $0.70 per diluted share, for the nine months ended September 30, 2020, compared to $92.3 million, or $0.59 per diluted share, for the nine months ended September 30, 2019.
Adjusted Operating Income (as described in Table 4 attached hereto) was $219.7 million for the nine months ended September 30, 2020, compared to $186.4 million for the nine months ended September 30, 2019.
Tobacco Segment Financial Results
For the third quarter of 2020, the Tobacco segment had revenues of $318.9 million, compared to $303.3 million for the third quarter of 2019. For the nine months ended September 30, 2020, the Tobacco segment had revenues of $918.4 million, compared to $854.5 million for the nine months ended September 30, 2019.
Operating Income from the Tobacco segment was $91.3 million and $239.8 million for the three and nine months ended September 30, 2020, respectively, compared to $72.8 million and $201.6 million for the three and nine months ended September 30, 2019, respectively.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the third quarter of 2020 and 2019 was $91.6 million and $73.0 million, respectively. Tobacco Adjusted Operating Income for the nine months ended September 30, 2020 was $240.2 million, compared to $202.5 million for the nine months ended September 30, 2019.
For the third quarter of 2020, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.39 billion units, compared to 2.44 billion units for the third quarter of 2019. For the nine months ended September 30, 2020, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 7.04 billion units, compared to 6.90 billion units for the nine months ended September 30, 2019.
According to data from Management Science Associates, for the third quarter of 2020, Liggett’s retail market share declined to 4.2% compared to 4.3% for the third quarter of 2019. For the nine months ended September 30, 2020, Liggett’s retail market share increased to 4.3% from 4.2% for the nine months ended September 30, 2019. Compared to the third quarter of 2019, Liggett’s retail shipments in the third quarter of 2020 declined by 1.1% while the overall industry’s retail shipments increased by 1.7%. Compared to the nine months ended September 30, 2019, Liggett’s retail shipments for nine months ended September 30, 2020 increased by 0.5% while the overall industry’s retail shipments declined by 0.2%.

Real Estate Segment Financial Results
For the third quarter of 2020, the Real Estate segment had revenues of $229.0 million compared to $201.5 million for the third quarter of 2019. For the nine months ended September 30, 2020, the Real Estate segment had revenues of $529.7 million, compared to $609.6 million for the nine months ended September 30, 2019. For the third quarter of 2020, the Real Estate segment reported a net loss of $4.1 million, compared to net income of $7.2 million for the third quarter of 2019. For the nine months ended September 30, 2020, the Real Estate segment reported a net loss of $70.9 million, compared to net income of $13.5 million for the nine months ended September 30, 2019.
Douglas Elliman’s results are included in the Company’s Real Estate segment. For the third quarter of 2020, Douglas Elliman had revenues of $208.0 million, compared to $201.2 million for the third quarter of 2019. For the nine months ended September 30, 2020, Douglas Elliman had revenues of $506.5 million, compared to $606.0 million for the nine months ended September 30, 2019. For the third quarter of 2020, Douglas Elliman reported net income of $11.8 million, compared to $1.9 million for the third quarter of 2019. For the nine months ended September 30, 2020, Douglas Elliman reported a net loss of $62.2 million, compared to net income of $6.6 million for the nine months ended September 30, 2019.
Net loss from the Real Estate segment and Douglas Elliman for the third quarter of 2020 included pre-tax restructuring charges of $0.3 million, and the Real Estate segment’s and Douglas Elliman’s net loss for the nine months ended September 30, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.3 million.
Non-GAAP Financial Measures
For the third quarter of 2020, Real Estate Adjusted EBITDA attributed to the Company (as described in Table 6 attached hereto) were income of $13.3 million compared to $2.9 million for the third quarter of 2019.
For the nine months ended September 30, 2020, Real Estate Adjusted EBITDA attributed to the Company were income of $4.7 million, compared to $11.4 million for the nine months ended September 30, 2019.
Douglas Elliman’s results are included in the Company’s Real Estate segment. For the third quarter of 2020, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were income of $14.1 million, compared to $3.4 million for the third quarter of 2019.
For the nine months ended September 30, 2020, Douglas Elliman’s Adjusted EBITDA were income of $5.3 million, compared to $11.0 million for the nine months ended September 30, 2019.
For the three and nine months ended September 30, 2020, Douglas Elliman achieved closed sales of approximately of $7.8 billion and $18.6 billion, respectively, compared to $7.4 billion and $22.1 billion for the three and nine months ended September 30, 2019, respectively.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the three and nine months ended September 30, 2020 and 2019.

Conference Call to Discuss Third Quarter 2020 Results

As previously announced, the Company will host a conference call and webcast on Thursday, November 5, 2020 at 9:00AM (ET) to discuss its third quarter 2020 results. Investors can access the call by dialing 877-271-1828 and entering 60044226 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/37910. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on November 5, 2020 through November 19, 2020. To access the replay, dial 877-656-8905 and enter 60044226 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/37910 for one year.

About Vector Group Ltd.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

Forward-Looking and Cautionary Statements

This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts, including statements regarding the current or anticipated impact of the COVID-19 pandemic on our business, made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. In particular, the extent, duration and severity of the spread of the COVID-19 pandemic and economic consequences stemming from the COVID-19 crisis (including a potential significant economic contraction) as well as related risks and the impact of any of the foregoing on our business, results of operations and liquidity could affect our future results and cause actual results to differ materially from those expressed in forward-looking statements.

Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2019 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
	(Unaudited)		(Unaudited)
Revenues:
Tobacco*	$318,850	$303,260	$918,429	$854,517
Real estate	228,981	201,530	529,650	609,629
Total revenues	547,831	504,790	1,448,079	1,464,146

Expenses:
Cost of sales:
Tobacco*	204,101	209,192	615,458	590,956
Real estate	170,474	136,264	374,625	408,694
Total cost of sales	374,575	345,456	990,083	999,650

Operating, selling, administrative and general expenses	77,019	92,374	238,600	278,047
Litigation settlement and judgment expense	—	240	53	895
Impairments of goodwill and intangible assets	—	—	58,252	—
Restructuring charges	320	—	3,281	—
Operating income	95,917	66,720	157,810	185,554

Other income (expenses):
Interest expense	(28,163)	(32,963)	(93,148)	(103,236)
Change in fair value of derivatives embedded within convertible debt	—	6,182	4,999	20,319
Equity in earnings (losses) from investments	1,840	(468)	54,199	(791)
Equity in (losses) earnings from real estate ventures	(8,536)	8,050	(27,301)	12,002
Other, net	(5,096)	2,223	(8,116)	14,444
Income before provision for income taxes	55,962	49,744	88,443	128,292
Income tax expense	17,823	13,736	27,761	37,944

Net income	38,139	36,008	60,682	90,348

Net income attributed to non-controlling interest	—	—	—	(80)

Net income attributed to Vector Group Ltd.	$38,139	$36,008	$60,682	$90,268

Per basic common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.25	$0.23	$0.39	$0.57

Per diluted common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.25	$0.23	$0.39	$0.56

* Revenues and cost of sales include federal excise taxes of $120,320, $122,951, $354,629 and $347,527, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2020	2020	2019	2020	2019

Net income attributed to Vector Group Ltd.	$71,388	$38,139	$36,008	$60,682	$90,268
Interest expense	128,360	28,163	32,963	93,148	103,236
Income tax expense	22,630	17,823	13,736	27,761	37,944
Net (loss) income attributed to non-controlling interest	(39)	—	—	—	80
Depreciation and amortization	17,822	4,346	4,430	13,333	13,362
EBITDA	$240,161	$88,471	$87,137	$194,924	$244,890
Change in fair value of derivatives embedded within convertible debt (a)	(11,105)	—	(6,182)	(4,999)	(20,319)
Equity in (earnings) losses from investments (b)	(71,990)	(1,840)	468	(54,199)	791
Equity in losses (earnings) from real estate ventures (c)	58,591	8,536	(8,050)	27,301	(12,002)
Loss on extinguishment of debt	4,301	—	—	—	—
Stock-based compensation expense (d)	9,359	2,471	2,348	7,012	7,122
Litigation settlement and judgment expense (e)	148	—	240	53	895
Impact of MSA settlement (f)	286	286	—	286	—
Restructuring charges (g)	3,281	320	—	3,281	—
Impairments of goodwill and intangible assets (h)	58,252	—	—	58,252	—
Other, net	1,255	5,096	(2,223)	8,116	(14,444)
Adjusted EBITDA attributed to Vector Group Ltd.	$292,539	$103,340	$73,738	$240,027	$206,933

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$308,267	$93,570	$74,980	$246,160	$208,358
Real Estate (i)	(623)	13,337	2,868	4,711	11,437
Corporate and Other	(15,105)	(3,567)	(4,110)	(10,844)	(12,862)
Total	$292,539	$103,340	$73,738	$240,027	$206,933

a.Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.
b.Represents equity in (earnings) losses recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings of $16,377 from Castle Brands for the twelve months ended September 30, 2020 and equity in earnings of $53,860, $372 and $53,424 from Ladenburg Thalmann Financial Services for the twelve months ended September 30, 2020 and for the three and nine months ended September 30, 2020, respectively.
c.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
d.Represents amortization of stock-based compensation.
e.Represents accruals for product liability litigation in the Company’s tobacco segment.
f.Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.
g.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
h.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
i.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of loss of $362 for the last twelve months ended September 30, 2020, and income of $14,089, $3,368, $5,331 and $11,026 for the three and nine months ended September 30, 2020 and 2019, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Net income attributed to Vector Group Ltd.	$38,139	$36,008	$60,682	$90,268

Change in fair value of derivatives embedded within convertible debt	—	(6,182)	(4,999)	(20,319)
Non-cash amortization of debt discount on convertible debt	—	5,746	5,276	19,718
Litigation settlement and judgment expense (a)	—	240	53	895
Impact of MSA settlement (b)	286	—	286	—
Impact of net interest expense capitalized to real estate ventures	(35)	412	3,015	2,488
Adjustment for derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC	(252)	—	(2,083)	—
Restructuring charges (c)	320	—	3,281	—
Impairments of goodwill and intangible assets (d)	—	—	58,252	—
Total adjustments	319	216	63,081	2,782

Tax expense related to adjustments	(154)	(59)	(16,848)	(764)

Adjusted Net Income attributed to Vector Group Ltd.	$38,304	$36,165	$106,915	$92,286

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.25	$0.23	$0.70	$0.59

a.Represents accruals for product liability litigation in the Company’s tobacco segment.
b.Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2020	2020	2019	2020	2019

Operating income	$203,391	$95,917	$66,720	$157,810	$185,554

Litigation settlement and judgment expense (a)	148	—	240	53	895
Restructuring charges (b)	3,281	320	—	3,281	—
Impact of MSA settlement (c)	286	286	—	286	—
Impairments of goodwill and intangible assets (d)	58,252	—	—	58,252	—
Total adjustments	61,967	606	240	61,872	895

Adjusted Operating Income	$265,358	$96,523	$66,960	$219,682	$186,449

a.Represents accruals for product liability litigation in the Company’s tobacco segment.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.
d.Represents non-cash intangible asset impairment charges in the Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2020	2020	2019	2020	2019

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$299,850	$91,319	$72,799	$239,814	$201,594

Litigation settlement and judgment expense (a)	148	—	240	53	895
Impact of MSA settlement (b)	286	286	—	286	—
Total adjustments	434	286	240	339	895

Tobacco Adjusted Operating Income	$300,284	$91,605	$73,039	$240,153	$202,489

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2020	2020	2019	2020	2019

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$299,850	$91,319	$72,799	$239,814	$201,594

Litigation settlement and judgment expense (a)	148	—	240	53	895
Impact of MSA settlement (b)	286	286	—	286	—
Total adjustments	434	286	240	339	895

Tobacco Adjusted Operating Income	300,284	91,605	73,039	240,153	202,489

Depreciation and amortization	7,983	1,965	1,941	6,007	5,848
Stock-based compensation expense	—	—	—	—	21
Total adjustments	7,983	1,965	1,941	6,007	5,869

Tobacco Adjusted EBITDA	$308,267	$93,570	$74,980	$246,160	$208,358

a.    Represents accruals for product liability litigation in the Company’s tobacco segment.
b.    Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2020	2020	2019	2020	2019

Net (loss) income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$(95,810)	$(4,053)	$7,246	$(70,902)	$13,468
Interest expense (a)	467	17	228	239	685
Income tax (benefit) expense (a)	(37,369)	(1,634)	3,023	(25,972)	5,513
Net (loss) income attributed to non-controlling interest (a)	(39)	—	—	—	80
Depreciation and amortization	8,946	2,167	2,240	6,678	6,765
EBITDA	$(123,805)	$(3,503)	$12,737	$(89,957)	$26,511
Loss from non-guarantors other than New Valley LLC	55	17	15	61	57
Equity in losses (earnings) from real estate ventures (b)	58,591	8,536	(8,050)	27,301	(12,002)
Restructuring charges (c)	3,281	320	—	3,281	—
Impairments of goodwill and intangible assets (d)	58,252	—	—	58,252	—
Other, net	2,900	7,967	(1,808)	5,685	(3,144)
Adjusted EBITDA attributed to New Valley LLC	$(726)	$13,337	$2,894	$4,623	$11,422

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$(623)	$13,337	$2,868	$4,711	$11,437
Corporate and Other	(103)	—	26	(88)	(15)
Total (f)	$(726)	$13,337	$2,894	$4,623	$11,422

a.Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Exhibit 99.2 “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-Q for the period ended September 30, 2020 and the Note 14 contained in Vector Group Ltd.’s Form 10-Q for the period ended September 30, 2019.
b.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Represents non-cash intangible asset impairment charges in the Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
e.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of loss of $362 for the last twelve months ended September 30, 2020, and income of $14,089, $3,368, $5,331 and $11,026 for the three and nine months ended September 30, 2020 and 2019, respectively.
f.New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $15,105 for the last twelve months ended September 30, 2020 and $3,567, $4,110, $10,844 and $12,862 for the three and nine months ended September 30, 2020 and 2019, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Nine Months Ended
	September 30,	September 30,		September 30,
	2020	2020	2019	2020	2019

Net (loss) income attributed to Douglas Elliman Realty, LLC	$(62,676)	$11,838	$1,893	$(62,244)	$6,617
Interest expense	3	—	1	1	6
Income tax (benefit) expense	(175)	(179)	265	(177)	366
Depreciation and amortization	8,586	2,093	2,135	6,405	6,457
Douglas Elliman Realty, LLC EBITDA	$(54,262)	$13,752	$4,294	$(56,015)	$13,446
Equity in earnings from real estate ventures (a)	(7,106)	(3)	(458)	(26)	(1,392)
Restructuring charges (b)	3,281	320	—	3,281	—
Impairments of goodwill and intangible assets (c)	58,252	—	—	58,252	—
Other, net	(527)	20	(468)	(161)	(1,028)
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$(362)	$14,089	$3,368	$5,331	$11,026

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents non-cash intangible asset impairment charges related to the goodwill and trademark of Douglas Elliman Realty, LLC.